STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2002-HC1

Payment Number	10
Beginning Date of Collection Period	21-Apr-03
End Date of Collection Period	19-May-03
Payment Date	20-May-03
Previous Payment Date	21-Apr-03

Funds Disbursement
Available Payment Amount and Skip-A-Pay Advance/Reimbursement	38,510,253.55
Principal Collections	31,954,004.99
Interest Collections (net of servicing fee)	6,198,422.39
Servicing fee	357,826.17
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	38,510,253.55
Interest Paid to Notes	980,988.31
Principal Paid to Notes	32,855,232.56
Transferor - pursuant to 5.01 (a) (xii)	4,316,206.51
Servicing Fee	357,826.17

Balance Reconciliation

Beginning Pool Balance	858,782,804.85
Principal Collections (including repurchases)	31,954,004.99
Charge off Amount	93,121.72
Ending Pool Balance	826,735,678.14

Collateral Performance
Cash Yield (% of beginning balance)	9.16%
Charge off Rate (% of beginning balance)	0.13%
Net Yield	9.03%

Delinquent Loans
One Payment Principal Balance of loans	48,053,992.80
One Payment Number of loans	410
Two Payments Principal Balance of loans	7,990,911.79
Two Payments Number of loans	84
Three+ Payments Principal Balance of loans	31,795,487.75
Three+ Payments Number of loans	282

Two+ Payments Delinquency Percentage	4.81%
Two+ Payments Day Rolling Average	4.34%

Mortgage Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	7,080
Number outstanding end of period	6,850
Number of REO	23
Principal Balance of REO	2,658,425.75

Overcollateralization
Begin OC Amount	134,805,840.33
OC Release Amount	0.00
Extra Principal Payment Amount	808,105.85
End OC Amount	135,613,946.18

Target OC Amount	135,613,946.18
Interim OC Amount	134,805,840.33
Interim OC Deficiency	808,105.85

Monthly Excess Cashflow	5,124,312.36
Principal Payment Amount	31,954,004.99
Principal Collections	31,954,004.99
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,130,116,218.00
Accrued Servicing Fee unpaid for previous Collection Periods	-

Interest Calculations
1 month LIBOR	1.32938%
Class A Formula Rate (1-mo. Libor plus 30bps)	1.62938%
Class A Note Rate	1.62938%
Class M Formula Rate (1-mo. Libor plus 65bps)	1.97938%
Class M Note Rate	1.97938%
Available Funds Cap	9.54535%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	32.164860
2. Principal Payment per $1,000	31.260717
3. Interest Payment per $1,000	0.904143

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.62938%
2. Days in Accrual Period	29

3. Class A Interest Due	807,210.54
4. Class A Interest Paid	807,210.54
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	614,991,259.00
2. Class A Principal Due	27,909,286.94
3. Class A Principal Paid	27,909,286.94
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	587,081,972.06

7. Class A Note Principal Amount (EOP) as a % of Original Class A Note Balance
8. Class A Note Principal Amount as a % of the Pool Amount, EOP	0.7101205

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	32.359075
2. Principal Payment per $1,000	31.260717
3. Interest Payment per $1,000	1.098358

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	1.97938%
2. Days in Accrual Period	29

3. Class M Interest Due	173,777.77
4. Class M Interest Paid	173,777.77
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	108,985,705.52
2. Class M Principal Due	4,945,945.62
3. Class M Principal Paid	4,945,945.62
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	104,039,759.90

7. Class M Note Principal Amount (EOP) as a % of Original Class M Note Balance
8. Class M Note Principal Amount as a % of the Pool Amount, EOP	0.1258440